                                                                     EXHIBIT 1.3

                       Vintage Petroleum Capital Trust I
                             Preferred Securities
                       Guaranteed to a Limited Extent by
                            Vintage Petroleum, Inc.


                            Underwriting Agreement


                                                              New York, New York
                                                                    [Date]


To the Representatives
   named in Schedule I
   hereto of the Under-
   writers named in
   Schedule II hereto


Ladies and Gentlemen:

          Vintage Petroleum Capital Trust I, a Delaware statutory business trust (the "Trust"), and Vintage Petroleum, Inc., a corporation organized under the laws of Delaware (the "Company") as sponsor of the Trust and as guarantor, propose to sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the number of Preferred Shares (the "Preferred Shares"), of the Trust set forth in Schedule I hereto (said shares to be issued and sold by the Trust and the Company being hereinafter called the "Underwritten Securities"). The Trust and the Company also propose to grant to the Underwriters an option to purchase up to the number of additional Preferred Shares set forth in Schedule
II hereto to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). The Securities will represent undivided beneficial ownership interests in the assets of the Trust, will be guaranteed by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and The Chase Manhattan Bank, as trustee (the "Guarantee Trustee"), [and will be effectively convertible into shares of the common stock, $.005 par value ("Common Stock"), of the Company initially at the conversion price set forth herein.] The Securities are to be issued under the Amended and Restated Declaration of Trust of Vintage Petroleum Capital Trust I (the "Declaration")
dated as of [            ] among [           ], [         ] and [
] (each a "Regular Trustee" and, collectively, the "Regular Trustees"), The
Chase Manhattan Bank, as Property Trustee (the "Property Trustee"), Chase Manhattan Bank Delaware, as Delaware Trustee (the "Delaware Trustee"), and the Company, as Sponsor. The proceeds of the sale by the Trust of the Securities
and its [   ]% Common Securities, liquidation amount $[   ] per Common Security
("Common Securities"), are to be invested in the [    ]% [Convertible] Junior
Subordinated Debentures due [    ] (the "[Convertible] Debentures") of the
Company, to be issued under an Indenture (the "Indenture") between the Company and The Chase Manhattan Bank, as Trustee (the "Indenture Trustee"). To the extent there are no additional Underwriters listed on Schedule I hereto, other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms
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                                                                               2



Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

          1.  Representations and Warranties.  Each of the Company and the Trust
              -------------------------------
represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

          (a) Each of the Company and the Trust meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. Each of the Company and the Trust may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. Each of the Company and the Trust will next file with the Commission one of the following: (1) after the Effective Date of such registration statement, a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement) or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), each of the Company and the Trust has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as each of the Company and the Trust has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          (b)  On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Final Prospectus (and any supplement thereto) will, comply in all material respects with
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                                                                               3

     the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                               --------
     however, that neither the Company nor the Trust makes any representations
     -------
     or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company or the Trust by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

     Any certificate signed by any officer of the Company or trustee of the Trust and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company or the Trust, as applicable, as to matters covered thereby, to each Underwriter.

          2.  Purchase and Sale.  (a) Subject to the terms and conditions and in
              ------------------
reliance upon the representations and warranties herein set forth, the Company and the Trust agree that the Trust will sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at the Price to Public per share set forth in Schedule I hereto, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule II hereto.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Trust agree that the Trust will hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to the number of Option Securities set forth in Schedule I hereto at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

          As compensation for the commitments of the Underwriters contained in this Section 2, the Company hereby agrees to pay to the Representatives for the respective accounts of the Underwriters the amount set forth in Schedule I hereto per Security times the total number of Underwritten Securities or Option Securities purchased by the Underwriters on the Closing Date or the settlement date for the Option Securities, respectively, as
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                                                                               4

commissions for the sale of such Underwritten Securities or Option Securities under this Agreement. Such payment will be made on the Closing Date with respect to the Underwritten Securities and on the settlement date for the Option Securities with respect to the Option Securities.

          3.  Delivery and Payment.  Delivery of and payment for the
              ---------------------
Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in same-day funds to an account specified by the Company and the Trust. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Trust will deliver the Option Securities (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in same-day funds to an account specified by the Company and the Trust. If settlement for the Option Securities occurs after the Closing Date, the Company and the Trust will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

          4.  Offering by Underwriters.  It is understood that the several
              -------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

          5.  Agreements.  Each of the Company and the Trust agrees with the
              -----------
several Underwriters that:

          (a) Each of the Company and the Trust will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, neither the Company nor the Trust will file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company and the Trust will cause the
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                                                                               5

     Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission,
     (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company and the Trust will use their best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company and the Trust promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and
     (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company and the Trust will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (e) The Company and the Trust will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the
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                                                                               6

     Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company or the Trust be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (f) The Company will not, without the prior written consent of [name of the lead Representative], offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act,
     any other shares of [       ] Stock or any securities convertible into, or
     exercisable, or exchangeable for, shares of [       ] Stock; or publicly
     announce an intention to effect any such transaction, until the Business Day set forth on Schedule I hereto, provided, however, that the Company may
                                         --------  -------
     (i) register the Securities and sell the shares of the Securities offered in the offering, (ii) register, issue and sell Common Stock pursuant to any employee or director stock option plan, stock ownership plan or dividend reinvestment plan of the Company and (iii) the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

          (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          6.  Conditions to the Obligations of the Underwriters.  The
              --------------------------------------------------
obligations of the Underwriters to purchase the Underwritten Securities and any Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Trust contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Trust made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Trust of their obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement,
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                                                                               7

     will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company and the Trust shall have requested and caused Conner & Winters, counsel for the Company and the Trust, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) each of the Company and Vintage Marketing, Inc., Vintage Pipeline, Inc., Vintage Gas Inc., Vintage Petroleum International, Inc., Vintage Petroleum Ecuador, Inc., Vintage Petroleum Argentina, Inc., Vintage Oil Argentina, Inc. and Vintage Petroleum Boliviana, Ltd. (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

               (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

               (iii) the Company's authorized equity capitalization is as set forth in the Final Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Final Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; [the Securities have been duly authorized for listing, subject to official notice of issuance [and evidence of satisfactory distribution], on the New York Stock Exchange;] and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities;

               (iv) to the knowledge of such counsel, (A) there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Trust, the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and (B) there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; [and the statements included or incorporated by reference in the Final Prospectus under the heading[s] "Tax Matters", " " and " " [if the Final Prospectus contains a discussion of specific legal or regulatory matters or proceedings, add references to appropriate sections of the Final Prospectus, with such knowledge qualifiers of such counsel as may be necessary,] fairly summarize the matters therein described];

               (v) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus, except as otherwise specifically dealt with in their opinion, and relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company, no facts have come to the attention of such counsel that have caused such counsel to believe that on the Effective Date or at the Execution Time the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion);

               (vi) this Agreement has been duly authorized, executed and delivered by the Company and duly executed and delivered by the Trust;

               (vii) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

               (viii) no consent, approval, authorization, or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, in the Indenture, in the Guarantee or in the Declaration, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Final

          Prospectus and such other approvals (specified in such opinion) as have been obtained;

               (ix) neither the issue and sale of the Securities or the [Convertible] Debentures, the execution and delivery of the Declaration, the Indenture or the Guarantee, nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or its subsidiaries or the Declaration or the terms of any indenture or other agreement or instrument known to such counsel and to which the Trust, the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Trust, the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Trust, the Company or any of its subsidiaries;

               (x) except as described in that certain Registration Rights Agreement dated as of November 4, 1998, between the Company and Elf Aquitaine, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement;

               (xi) to the knowledge of such counsel, (A) the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and as described in the Final Prospectus; (B) the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration and the agreements and instruments contemplated by the Declaration and the Final Prospectus; and (C) the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and described in the Final Prospectus;

               (xii) the Indenture has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law); and the [Convertible] Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

               (xiii) the Guarantee has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law); [and]

               (xiv) to the knowledge of such counsel, all of the issued and outstanding Common Securities will be owned directly by the Company free and clear of any security interests, claims, liens or encumbrances[.][; and]

               [(xv) The Securities are convertible into Common Stock of the Company in accordance with the terms of the Indenture and the Declaration; the shares of Common Stock initially issuable upon conversion of the Securities have been duly authorized and validly reserved for issuance upon such conversion of the Securities, and such shares, when issued and delivered upon such conversion in the manner provided in the Indenture and the Declaration, will be validly issued, fully paid and nonassessable. As of the date hereof, holders of outstanding shares of Common Stock of the Company are not entitled to statutory or contractual preemptive rights in connection with the issuance of such shares upon such conversion.]

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Oklahoma, the corporate laws of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company or trustees of the Trust and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c)  The Company and the Trust shall have furnished to the
     Representatives the opinion of [             ], special tax counsel to the
     Company and the Trust, dated the Closing Date, to the effect that:

               (i) the Trust will be classified as a grantor trust and not as a partnership or an association taxable as a corporation; for United States federal income tax purposes, each holder of Securities will be considered the owner of an undivided interest in the [Convertible] Debentures, and each holder will be required to include in its gross income any original issue discount accrued or other income or gain with respect to its allocable share of the [Convertible] Debentures;

               (ii) the [Convertible] Debentures will be classified for United States federal income tax purposes as indebtedness of the Company; and

               (iii) the statements set forth under the heading ["United States Federal Income Taxation"] in the Final Prospectus, insofar as such statements purport to summarize the United States federal income tax consequences of the purchase, ownership and disposition of Securities, provide a fair summary of such consequences.

          (d)  The Company and the Trust shall have furnished to the
     Representatives the opinion of [                           ], special
     Delaware counsel to the Trust, dated the Closing Date, to the effect that:

               (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

               (ii) under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority to own its property and conduct its business, all as described in the Final Prospectus;

               (iii) the Declaration constitutes a valid and binding obligation of the Company and the trustees of the Trust, and is enforceable against the Company and the trustees of the Trust in accordance with its terms;

               (iv) under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority (A) to execute and deliver, and to perform its obligations under, the Underwriting Agreement, and (B) to issue and perform its obligations under the Securities and the Common Securities;

               (v) under the Delaware Business Trust Act and the Declaration, the execution and delivery by the Trust of the Underwriting Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust;

               (vi) the Securities have been duly authorized by the Declaration and are duly and validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration; the holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however,
                                                           --------  -------
     that the holders may be obligated, pursuant to the Declaration, (A) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates, and
     (B) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration;

               (vii) under the Delaware Business Trust Act and the Declaration, the issuance of the Securities and the Common Securities is not subject to preemptive rights;

               (viii) the Common Securities have been duly authorized by the Declaration and are duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration; and

               (ix) the issuance and sale by the Trust of the Securities and the Common Securities, the exchange of the [Convertible] Debentures for the Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder, (A) do not violate (1) any of the provisions of the certificate of the Trust or the Declaration or (2) any applicable Delaware law or administrative regulation thereunder and (B) do not require any consent, approval, order or authorization of any Delaware court or Delaware governmental authority or agency under the laws of the State of Delaware.

          (e)  The Chase Manhattan Bank shall have furnished to the
     Representatives the opinion of [               ], special counsel to The
     Chase Manhattan Bank, dated the Closing Date, to the effect that:

               (i) The Chase Manhattan Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

               (ii) each of the Declaration, the Indenture and the Guarantee has been duly authorized, executed and delivered by the Property Trustee, the Indenture Trustee and the Guarantee Trustee, respectively, and constitutes a legal, valid and binding instrument enforceable against the Property Trustee, the Indenture Trustee and the Guarantee Trustee in accordance with its respective terms (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (iii) no consent, approval, authorization or order of any federal or New York State banking authority is required for the consummation of the transactions contemplated by the Declaration, the Indenture or the Guarantee by the Property Trustee, the Indenture Trustee or the Guarantee Trustee, respectively; and

               (iv) neither the execution and delivery of the Declaration, the Indenture or the Guarantee, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of The Chase Manhattan Bank or the terms of any indenture or other agreement or instrument known to such counsel and to which The Chase Manhattan Bank is a party or bound or any judgment, order or decree known to such counsel to be applicable to The Chase Manhattan Bank of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over The Chase Manhattan Bank.

          (f) Chase Manhattan Bank Delaware shall have furnished to the
     Representatives the opinion of [                      ], Counsel of Chase
     Manhattan Bank Delaware, dated the Closing Date, to the effect that Chase

     Manhattan Bank Delaware has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware; and has full corporate power and authority to act as trustee of a statutory business trust under the laws of the State of Delaware.

          (g) The Representatives shall have received from Cravath, Swaine & Moore , counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Trust shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (h) The Company shall have furnished to the Representatives a certificate of the Company and the Trust, signed by the Chairman of the Board, the Vice Chairman of the Board or the President and the principal financial or accounting officer of the Company and a Regular Trustee of the Trust, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company and the Trust in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and the Trust have complied in all material respects with all the agreements and satisfied in all material respects all the conditions on their part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened by appropriate governmental authorities; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (i) The Company shall have requested and caused Arthur Andersen LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the most recent unaudited financial statements included or incorporated by reference in the Registration Statement and Final Prospectus, if any, in accordance with Statement on Auditing Standards No. 71, and stating in effect, except as provided in Schedule I hereto, that:

               (i) in their opinion the audited financial statements and financial statement schedules and any pro forma financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the most recent unaudited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus, as indicated in their report, if any, incorporated by reference in the Registration Statement and the Final Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and certain committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Registration Statement and Final Prospectus, nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements included or
               incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

                    (2) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and the Final Prospectus, to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in revenues or income before provision for income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                    (3) the information included or incorporated by reference in the Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; or

                    (4) the unaudited amounts of any capsule information
               included or incorporated by reference in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus; and

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in
          Exhibit 12 to the Registration Statement, the information included or incorporated by reference in Items 1, 2, 6, and 7 of the Company's most recent Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Final Prospectus, the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in each of the Company's Quarterly Reports on Form 10-Q, incorporated by reference in the Registration Statement and the Final Prospectus, and any information of an accounting or financial nature appearing in a Current Report on Form 8-K incorporated by reference in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

          References to the Final Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

          (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 6 (other than any change or decrease specified in such letter or letters delivered at the Execution Time) or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

          (k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Repre sentatives may reasonably request.

          (l) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (m) The Securities shall have been listed and admitted and authorized for trading on the Stock Exchange specified in Schedule I hereto, and satisfactory evidence of such actions shall have been provided to the Representatives.

          (n) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each person listed in Schedule I hereto.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives . Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Underwriters, at 825 Eighth Avenue, New York, New York 10019, on the Closing Date.

          7.  Reimbursement of Underwriters' Expenses.  If the sale of the
              ----------------------------------------
Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of one Underwriters' counsel) approved by the Representatives that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8.  Indemnification and Contribution.   (a)  The Company agrees to
              ---------------------------------
indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------  -------
that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Trust by or on behalf of any Underwriter through the Representatives specifically for inclusion therein and (ii) with respect to any untrue statement or omission of a material fact made in any Preliminary Final Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any controlling person of such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstances where (x) the Company had previously furnished copies of the Final Prospectus to the Representatives, (y) the untrue statement or omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Trust, the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company or the Trust within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such

Underwriter furnished to the Company or the Trust by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity, and will reimburse the Trust, the Company and such other persons for any legal or other expenses reasonably incurred by the Trust, the Company or such other persons in connection with investigating or defending any such action or claim as such expenses are incurred. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Trust acknowledge that the statements described in Schedule I hereto in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be
                            --------  --------
satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate
counsel at the expense of the indemnifying party.   An indemnifying party will
not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this
Section 8 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Trust and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter
                   --------  -------
(except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Trust shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Trust, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Trust on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Trust within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company or trustee of the Trust shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph
(d).

          9.  Default by an Underwriter.  If any one or more Underwriters shall
              --------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate
                    --------  -------
amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Trust and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10.  Termination.  This Agreement shall be subject to termination in
               ------------
the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

          11.  Representations and Indemnities to Survive. The respective
               -------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Trust or its trustees, the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12.  Notices.  All communications hereunder will be in writing and
               --------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed as set forth in Schedule I; or, if sent to the Trust or the Company, will be mailed, delivered or telefaxed to (918) 588-9704 and confirmed to it at 4200 One Williams Center, Tulsa, OK 74172, attention of the Legal Department.

          13.  Successors.  This Agreement will inure to the benefit of and be
               -----------
binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

          14.  Applicable Law.  This Agreement will be governed by and construed
               ---------------
in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          15.  Counterparts.  This Agreement may be signed in one or more
               ------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          16.  Headings.  The section headings used herein are for convenience
               --------
only and shall not affect the construction hereof.

          17.  Definitions.  The terms which follow, when used in this
               ------------
Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration State ment, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

          "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
     Section 1(a) hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Trust and the several Underwriters.


                              Very truly yours,

                              VINTAGE  PETROLEUM, INC.

                              By:   ___________________________________________
                                    Name:
                                    Title:



                              VINTAGE  PETROLEUM
                                CAPITAL TRUST I

                              By:   ___________________________________________
                                    Name:
                                    Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.

[REPRESENTATIVES]

By:

By:
----------------------------------------------
Name:
Title:


For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                   SCHEDULE I

Underwriting Agreement dated

Registration Statement No.

Representative(s):

Title, Purchase Price and Description of Securities:

     Title:

     Number of Underwritten Securities to be sold by the Trust and the Company:

     Number of Option Securities:

     Price to Public per Share (include accrued distributions, if any):

     Price to Public -- total:

     Underwriting Commissions per Share:

     Underwriting Commissions -- total:

     Stock Exchange listing:

     Other provisions:

Persons to deliver letters pursuant to Section 6(n):



Closing Date, Time and Location:                    ,       at 10:00 a.m. at the
                                         offices of Cravath, Swaine & Moore, 825
                                         Eighth Avenue, New York, New York

Type of Offering: Non-Delayed

Date referred to in Section 5(f) after which the Company may offer or sell securities issued by the Company without the consent of [name of the lead Representative]:

Modification of items to be covered by the letter from Arthur Anderson LLP delivered pursuant to
  Section 6(i) at the Execution Time:

Information furnished to the Company through the Representatives for purposes of
Section 8:

Contact Information for notices to Underwriters:

                                  SCHEDULE II
                                  -----------



                       Number of              Number of
                       Securities to be       Option Securities
Underwriters           Purchased              To Be Purchased
------------           ----------------       -----------------






                       ----------------       -----------------

Total.........         ================       =================

[Form of Lock-Up Agreement]                                            EXHIBIT A



           [Letterhead of officer, director or major stockholder of

                           Vintage Petroleum, Inc.]

                       Vintage Petroleum Capital Trust I

                            Vintage Petroleum, Inc.

                    Public Offering of Preferred Securities
                    ---------------------------------------


                                                                          [Date]

[Representatives]

As Representative[s] of the several Underwriters,
[c/o                 ]
[Address]


Ladies and Gentlemen:

          This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among Vintage Petroleum Capital Trust I (the "Trust "), Vintage Petroleum, Inc., a Delaware corporation (the "Company"), and [each of] you as representative[s] of a group of Underwriters named therein, relating to an underwritten public offering of Preferred Securities of the Trust.

          In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written
consent of [                 ], offer, sell, contract to sell, or otherwise
dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such
capital stock, for a period of                 days after the date of this
Agreement; provided, however, that (i) the undersigned shall be entitled to
           --------  -------
pledge, hypothecate or otherwise encumber shares of Common Stock, subject to the foregoing restriction being agreed to by the pledgee of such shares and (ii) the officers of the Company may, without such consent, sell or otherwise dispose of
up to              shares of Common Stock in the aggregate.

          If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.


                              Yours very truly,